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                                                                    Exhibit 2(c)

         AGREEMENT OF ACKNOWLEDGMENT AND AMENDMENT TO MERGER AGREEMENT.

         This Agreement of Acknowledgment and Amendment to Merger Agreement (the "Amendment Agreement") is dated this 29th day of August, 1996 and amends that certain "Merger Agreement" dated as of March 31, 1996 among The Fresh Juice Company, Inc. ("Fresh Juice"), The Fresh Juice Company of Florida, Inc. ("Fresh Juice of Florida"), Clear Springs Citrus, Inc. ("Clear Springs"), Brian Duffy ("Duffy") and The Bogen Group, L.L.C. (the "Bogen Group").

         The Merger Agreement was executed on March 31, 1996 and the transactions contemplated therein will close on August 29, 1996. During the six month period between execution of the Merger Agreement and closing of the transactions contemplated therein, the parties have continued to conduct their respective businesses and in doing so have caused or allowed certain events to occur, on the mutual consent of the parties, which did not conform or comply with the express terms or covenants of the Merger Agreement.

         The parties hereto wish to disclose and confirm their mutual consent to all such matters, as well as agree to all other amendments which must be made to the Merger Agreement.

         WHEREFORE, the parties hereto hereby amend the Merger Agreement as set forth below:

1. Page one, first paragraph, fifth line - quotation marks shall be inserted prior to the sixth word, i.e. Selling.

2. Section 1.1, fourth line - the words "Clear Springs Citrus, Inc." shall be deleted and replaced with "The Fresh Juice of Florida, Inc."

3. Section 1.2, The parties hereto acknowledge that the Closing Date of June 30, 1996 has been extended to September 15, 1996, by Addendum to Merger Agreement dated July 23, 1996.

4. Section 1.5(c): The parties hereto acknowledge that Steven Smith, Steven M. Bogen, Brian Duffy and Jeff Smith are already the directors of the Surviving Corporation (Fresh Juice of Florida) and shall remain so following closing, until their successors are duly elected and qualified.

     The parties also acknowledge that the individuals set forth on Schedule 1.5(c) have already been named by Fresh Juice of Florida's Board to the office appearing next to their respective names and that the resignations of those individuals previously holding such offices shall be delivered at closing.
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5.   Section 3.10, Line 7 - the word "of" shall be inserted as the fourteenth word in Line 7 between "use," and "its."

6. Section 3.22, Line 6 - the third word, "of", shall be deleted and replaced with "or."

7. Section 3.25, Line 5 - the fourth and fifth words, "or is", shall be deleted and replaced with "nor is it."

8. Section 3.26, Line 7 - the seventh word, "have", shall be deleted and replaced with "has."

9. Section 4.9, Line 8 - the ninth and tenth words, "their respective", shall be deleted and replaced with "its."

10. Section 4.12, Line 2 - the last word "them" shall be deleted and replaced with "it."

11.  Section 4.18, Line 8 - the last word, "Springs", shall be deleted.

12. Section 4.21, Line 7 - the third word, "of", shall be deleted and replaced with "or."

13. Section 4.24, Line 5 - the words "or is", at the beginning of the line, shall be deleted and replaced with "nor is it."

14.  Section 5.2 shall be deleted and replaced with

     "5.2 Capitalization. Fresh Juice has an authorized capitalization of 37,000,000 shares of capital stock, consisting of 30,000,000 shares of Fresh Juice Common and 7,000,000 shares of preferred stock, par value $10 per share; there are 4,690,062 shares of Fresh Juice Common issued and outstanding and there are no shares of such preferred stock issued and outstanding. All such shares of issued and outstanding Fresh Juice Common have been duly authorized, validly issued and are fully paid and non-assessable. There are 200,000 treasury shares of Fresh Juice Common."

15. Section 5.6: The last two sentences shall be deleted and replaced with "Other than the Voting Agreement, dated as of the date hereof, among Craig Lessner, Fresh Juice and the Stockholders named therein, there are no voting trusts or other agreements or understandings with respect to the voting of the shares of the capital stock of Fresh Juice, and the shares of the capital stock of Fresh Juice are not subject to any preemptive rights, right of first refusal or similar rights.

16. Section 5.7, Line 5 - the date at the beginning of the line, "27, 1996", shall be deleted and replaced with "29, 1996."


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17.  Section 5.9, Line 8 - the ninth word, "their", shall be deleted and replaced with "its."

18. Section 5.12, Line 3 - the fifth word, following the date at the beginning of the line, "them", shall be deleted and replaced with "it."

19. Section 5.19, Line 7 - the ninth word, "practice", shall be deleted and replaced with "practices."

20. Section 5.25, Line 5 - the sixth and seventh words, "or is", shall be deleted and replaced with "nor is it."

21. Section 6.1(d), Line 3 - shall be deleted and replaced with "of State's office in the State of Florida."

22. Section 6.2(c): The parties hereto acknowledge and agree that Fresh Juice obtained stockholder approval to amend its Certificate of Incorporation to authorize 30,000,000 shares of common stock instead of 20,000,000 and that the authorization of the additional shares is not a default hereunder.

23. Section 7.3: The parties hereto acknowledge that Fresh Juice or Merger Sub, as the case may be, caused or allowed the following events to occur after March 31, 1996, on the mutual consent of the parties, which did not conform or comply with the express covenants (as contained in the Merger Agreement at Article 7), and the parties hereto hereby disclose and confirm their mutual consent to the following matters:

         (a) Fresh Juice of Florida amended its by-laws to be identical to those of Fresh Juice.

         (b) Fresh Juice granted 100,000 warrants to Ladenburg Thalmann & Co. ("Ladenburg") in connection with the Financial Advisory services being provided by Ladenburg.

         (c) Fresh Juice granted stock options to Jeffrey Smith and Paul Ballentine to replace those options granted in February 1996, and subsequently terminated because they were erroneously issued not pursuant to an incentive stock option plan. The options issued to replace those terminated were of identical amount and exercise price.

         (d) Fresh Juice's board adopted the 1996 Incentive Stock Option Plan (making available up to 500,000 shares for such plan) and the 1996 Incentive Stock Option Plan was approved by Fresh Juice Stockholders at its recently completed annual meeting.

         (e) Fresh Juice of Florida has purchased $600,000 in additional equipment for the Winter Haven Plant to accommodate all of Clear Springs' production.


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         (f) Fresh Juice completed The Ultimate Juice Company, merger transaction effective April 1, 1996.

         (g) Fresh Juice has entered into employment contracts with Steven Smith, Steven M. Bogen and Daniel Petry.

         (h) A settlement has been reached with James Coyle in connection with terminating his employment relationship with Fresh Juice.

24. Section 7.4(a), Line 8 - the third word, "except", shall be deleted and replaced with "excepted."

25. Section 8.1(b) shall be deleted and replaced with "Other than as provided by law, this Section 8 contains the sole remedies of the parties hereto with respect to claims arising from the subject matter of this Section 8."

26.  Section 8.2(b), Line 1 - delete number "9" and replace with "8."

27. Section 8.2(c), Line 4 - last word, "Shareholders" shall be deleted and replaced with "Stockholders."

28. Section 8.2(c), Last Line, the reference to "Section 9.1" shall be deleted and replaced with "Section 7.1."

29. Section 10.2 - the parties hereby acknowledge and consent to all press releases made prior to the date hereof relating to the Clear Springs Merger Agreement.

30. Section 10.4 - The notice address for The Fresh Juice Company, Inc. shall be 35 Walnut Avenue, Clark, New Jersey 07066, Attn: Steven Bogen, Fax No.
     (908) 388-2954.

31. Section 10.4 - The address for Clear Springs Counsel shall be Greenburg, Traurig, 111 North Orange Avenue, Suite 2050, Orlando, Florida 32801, Attn:
     David Oliver, Esq., Fax No. (407) 420-5909.

32. Section 10.13, Line 5 - The date June 30, 1996 shall be deleted and replaced with August 29, 1996, and the survival of the representations and warranties made in the Compliance Certificates shall be in accordance with the provisions of Section 10.13.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed pursuant to due authorization on the date first written above.

Witness or Attest:                    The Fresh Juice Company, Inc.

/s/ Steven M. Bogen                   By:   /s/ Steven Smith
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Steven M. Bogen, Secretary                  Steven Smith, President

                                      The Fresh Juice Company of Florida, Inc.

/s/ Steven M. Bogen                   By:   /s/ Steven Smith
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Steven M. Bogen, Secretary                  Steven Smith, President

                                      Clear Springs Citrus, Inc.

/s/ Steven M. Bogen                   By:   /s/ Brian Duffy
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Steven M. Bogen, Secretary                  Brian Duffy, President

                                      The Bogen Group, L.L.C.

                                      By:   /s/ Steven M. Bogen
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                                            Steven M. Bogen, Managing Member

                                            /s/ Brian Duffy
- ---------------------------------        ---------------------------------------
                                            Brian Duffy


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